UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2016

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Mattersight Corporation

(Exact Name of Registrant as Specified in Charter)

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Delaware

(State or Other Jurisdiction of Incorporation)

0-27975	36-4304577
(Commission File Number)	(IRS Employer Identification No.)

200 W. Madison Street, Suite 3100, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:    (877) 235-6925

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Mattersight Corporation's 2016 Annual Meeting of Stockholders (the "Annual Meeting") was held on May 12, 2016. There were two matters submitted to a vote at the Annual Meeting.

The first matter submitted to a vote was the election of the three Class II Directors to a three year term expiring at the 2019 Annual Meeting of Stockholders.  Each of the three Class II Directors were re-elected to the Board of Directors (the “Board”) for a three year term expiring at the 2019 Annual Meeting of Stockholders, with the following vote:

Director Nominee	For	Withheld	Broker Non-Votes
Philip R. Dur	12,535,547	362,340	9,005,990
Henry J. Feinberg	11,493,043	1,404,844	9,005,990
John C. Staley	11,493,040	1,404,847	9,005,990

The second matter submitted to a vote was the Board's proposal to ratify the selection of Grant Thornton LLP as Mattersight’s independent public accountants for the 2016 fiscal year. The votes for the ratification of Grant Thornton LLP were as follows:

Ratification of Independent Public Accountants for 2016	For	Against	Abstain
	21,426,891	461,034	15,952

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date:	May 16, 2016By: /s/ Sheau-ming K. Ross
Sheau-ming K. Ross

Vice President and Chief Financial Officer